   As filed with the Securities and Exchange Commission on November 14, 1997


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               November 6, 1997



                           PLAYBOY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-6813                 36-2258830
     (State or other              (Commission            (IRS Employer
     jurisdiction of              File Number)       Identification Number
     incorporation)

      680 North Lake Shore Drive
          Chicago, Illinois                                  60611
(Address of principal executive offices)                   (Zip Code)


                                (312) 751-8000
             (Registrant's telephone number, including area code)
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Item 8.  Change in Fiscal Year.
-------------------------------

          On November 6, 1997, Playboy Enterprises, Inc. determined to change its fiscal year-end from June 30, which was the fiscal year used in its most recent filing with the Commission, to December 31. The report covering the six-month transition period ending December 31, 1997 will be filed with the Commission on Form 10-K.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Playboy Enterprises, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PLAYBOY ENTERPRISES, INC.


                                        By  /s/ Linda G. Havard
                                            ----------------------------------
                                            Linda G. Havard
                                            Executive Vice President,
                                            Finance and Operations and
                                            Chief Financial Officer

Date:  November 14, 1997


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                                 EXHIBIT INDEX

Exhibit                                                           Sequential
Number                       Document Description                 Page Number
-------                      --------------------                 -----------

 99.1            Text of Press Release dated November 14, 1997


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